UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2002





                             Southwest Bancorp, Inc.
             (Exact name of registrant as specified in its charter)






         Oklahoma                     0-23064                  73-1136584
(State or other jurisdiction      (Commission file          (IRS Employer
     of incorporation)                number)            Identification Number)





           608 South Main Street, Stillwater, Oklahoma        74074
            (Address of Principal Executive Offices)         (Zip Code)





Registrant's telephone number, including area code:  (405) 372-2230



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Item 5. Other Events.

2001 Annual Report to Shareholders

         Southwest Bancorp, Inc. is distributing its Proxy Statement for the 2002 Annual Meeting of Shareholders and the 2001 Annual Report to Shareholders on or about March 15, 2002. The 2001 Annual Report to Shareholders is included as Exhibit 20 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements. Not applicable.
(b)      Pro Forma Financial Information.  Not applicable.
(c)      Exhibit 20--Southwest Bancorp, Inc. 2001 Annual Report to Shareholders
(d)      Exhibit 23--Consent of Independent Auditors



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Southwest Bancorp, Inc.

                                       By:  /s/ Rick J. Green
                                            ---------------------------------
                                       Rick J. Green, Chief Executive Officer
Dated: March 15, 2002